                                                                   EXHIBIT 10.27

RECORDATION REQUESTED BY:

 KeyBank National Association
 127 Public Square
 Cleveland, OH 44114

WHEN RECORDED MAIL TO:

 Loan Services
 4910 Tiedeman Road
 OH-01-51-0644
 Brooklyn, OH 44144

SEND TAX NOTICES TO:

 Hyland Software, Inc.
 18500 Lake Road, Suite A-50
 Rocky River, OH 44116

                                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

                                   [BAR CODE]

                               OPEN - END MORTGAGE

The Maximum Amount of Loan Indebtedness secured by this Open-End Mortgage $4,140,000.00. The words "Maximum Amount of Loan Indebtedness" as used in this paragraph mean the maximum unpaid balance of loan advances made under the Note which may be outstanding at any one time. The Maximum Amount of Loan Indebtedness does not include any (a) interest, (b) taxes, (c) assessments, (d) insurance premiums, or (e) costs incurred for the protection of the Property. Grantor and Lender intend that, in addition to any other indebtedness or obligations secured hereby, this Mortgage shall secure indebtedness arising form loan advances made by Lender after this Mortgage is delivered to the recorder for record.


THIS MORTGAGE IS DATED DECEMBER 26, 2000, between Hyland Software, Inc., whose address is 18500 Lake Road, Suite A-50, Rocky River, OH 44116 (referred to below as "Grantor"); and KeyBank National Association, whose address is 127 Public Square, Cleveland, OH 44114 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor grants, mortgages and conveys to Lender, with mortgage covenants and upon the statutory condition, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oils, gas, geothermal and similar matters, located in Cuyahoga County, State of Ohio (the "Real Property"):

      Exhibit A

The Real Property or its address is commonly known as 28500 Clemens Road, Westlake, OH 44145.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in all to all leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

DEFINITIONS. The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

      Grantor. The word "Grantor" means Hyland Software, Inc. The Grantor is the mortgagor under this Mortgage.

      Guarantor. The word "Guarantor" means and includes without limitation the each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

      Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

      Indebtedness. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Mortgage, together with interest on such amounts as provided in the Mortgage. In addition to the Note, the word "Indebtedness" includes all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor, or anyone or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated and whether Grantor may be liable individually or jointly with others, whether obligated as guarantor or otherwise, and whether recovery upon such Indebtedness may be or hereafter may become barred by any statue of limitations, and whether such Indebtedness may be or hereafter may become otherwise unenforceable.


      Lender. The word "Lender" means KeyBank National Association, its successors and assigns. The Lender is the mortgagee under this Mortgage.



      Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Personal Property and Rents.



      Note. The word "Note" means the promissory note or credit agreement dated December 26, 2000, in the original principal amount of $4,140,0000 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. The maturity date of the Note is December 31, 2010. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

  12-26-2000                         MORTGAGE                           Page 2
                                   (CONTINUED)

      Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

      Property. The word "Property" means collectively the Real Property and the Personal Property.

      Real Property. The word "Real Property" means the property, interests and rights described above in the "Grant of Mortgage" section.

      Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.


      Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.


      THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ALL OBLIGATIONS OF GRANTOR UNDER THIS MORTGAGE AND THE RELATED DOCUMENTS. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due, and shall strictly perform all of Grantor's obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

      Possession and Use. Until in default, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents from the Property.


      Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements and maintenance necessary to preserve its value.



      Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Mortgage, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 6901, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that: (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.



      Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

      Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.


      Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.


      Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

      Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.


DUE ON SALE- CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation, partnership or limited Liability company, transfer also

12-26-2000                          MORTGAGE                              page 3
                                  (Continued)


includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited federal law or by Ohio law.



TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Mortgage .



      Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Mortgage, except for the lien of taxes and assessments not due, and except as otherwise provided in the following paragraph.



      Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender,deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in contest proceedings.


      Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

      Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials and the cost exceeds $5,000.00. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.


PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage.



      Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value converting all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) day's prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.



      Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $500.00. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, apply the proceeds to the reduction of the indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Mortgage. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor.



      Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any foreclosure sale of such Property.



      Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.



TAX AND INSURANCE RESERVES. Subject to any limitations set by applicable law, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by advance payment or monthly payments of a sum estimated by Lender to be sufficient to produce amounts at least equal to the taxes, assessments and insurance premiums to be paid. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes, assessments, and insurance premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing in the Mortgage shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. Subject to any limitations set by applicable law, it the reserve funds disclose a shortage or deficiency, Grantor shall pay such shortage or deficiency as required by Lender. All amounts in the reserve account are hereby pledged to further secure the Indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the Indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender does not hold the reserve funds in trust for Grantor, and Lender is not Grantor's agent for payment of the taxes and assessments required to be paid by Grantor.


EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Mortgage, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Mortgage also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

12-26-2000                          MORTGAGE                              Page 4
                                  (CONTINUED)

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage.

      Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

      Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

      Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation of the Property are a part of this Mortgage.

      Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorney's fees incurred by Lender in connection with the condemnation.

      Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this
Mortgage:

      Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.


      Taxes. The following shall constitute taxes to which this section applies:
      (a) a specific tax upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (b) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (c) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.


      Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage.

      Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

      Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

      Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial
      Code), are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage.

      Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor under the Note, this Mortgage, and the Related Documents, and
      (b) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.


      Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.



FULL PERFORMANCE. If Grantor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.


DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Mortgage:


      Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

12-26-2000                       MORTGAGE                                 Page 5
                               (Continued)


      Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.


      Compliance Default. Failure of Grantor to comply with any other term, obligation, covenant or condition contained in this Mortgage, the Note or in any of the Related Documents.


      Default in Favor of Third Parties. Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the Note or Grantor's ability to perform Grantor's obligations under this Mortgage or any of the Related Documents.


      False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Mortgage, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.


      Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.



      Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.



      Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.


      Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

      Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

      Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

      Right to Cure. If such a failure is curable and if Grantor has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:


      Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.


      UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

      Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

      Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

      Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.


      Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.


      Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

      Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

      Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.

      Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Mortgage

12-26-2000                          MORTGAGE                              PAGE 6
                                   (CONTINUED)

      after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Mortgage.

      Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Mortgage, including without limitation any notice of default and any notice of sale to Grantor, shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

      Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

      Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating Income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

      Applicable Law. This Mortgage has been delivered to Lender and accepted by Lender in the State of Ohio. This Mortgage shall be governed by and construed in accordance with the laws of the State of Ohio.

      Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

      Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

      Release of Dower. Grantor, if married, by executing this Mortgage, releases to Lender all of Grantor's right and expectancy of dower in the Property.

      Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Mortgage in all other respects shall remain valid and enforceable.

      Successors and Assigns. Subject to the limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the indebtedness.

      Time is of the Essence. Time is of the essence in the performance of this Mortgage.


      Waivers and Consents. Lender shall not be deemed to have waived any rights under this Mortgage (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.


EXHIBIT A. An exhibit, titled "Exhibit A," is attached to this Mortgage and by this reference is made a part of this Mortgage just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Mortgage.

12-26-2000                          MORTGAGE                              Page 7
                                   (CONTINUED)

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

Hyland Software, Inc.

By: /s/ Christopher J. Hyland, CFO
   -------------------------------
   Christopher J. Hyland, CFO

Signed, acknowledged and delivered in the presence of:


X [ILLEGIBLE]
  --------------
  Witness

X /s/ W.K. Beard
  --------------
  Witness


                This instrument was prepared by Kendra Griffiths.

                            CORPORATE ACKNOWLEDGMENT


STATE OF OHIO           )
                        )ss
COUNTY OF CUYAHOGA      )


On this 26 day of December, 2000, before me, the undersigned Notary Public, personally appeared Christopher J. Hyland, CFO of Hyland Software, Inc., and known to me to be an authorized agent of the corporation that executed the Mortgage and acknowledged before me the Mortgage to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Mortgage and in fact executed the Mortgage on behalf of the corporation.


By /s/ Nicol B. Halishak             Residing at          NICOL B. HALISHAK
                                                   NOTARY PUBLIC, STATE OF OHIO
                                                    Recorded in Cuyahoga County


Notary Public in and for
the State of __________________             My commission expires July 20, 2002

                     SATISFACTION AND DISCHARGE OF MORTGAGE
            (TO BE USED ONLY WHEN OBLIGATIONS HAVE BEEN PAID IN FULL)

                                        ________, OHIO _____________, 20________

The conditions and obligations of this Mortgage have been complied with, and therefore this Mortgage is hereby satisfied and discharged.

ATTEST:                                        KEYBANK NATIONAL ASSOCIATION

____________________________                   By: _____________________________

LASER PRO, Reg. U.S. Pat. & T.M. Off., Var 3.22(C) Concentrax 2000 All rights reserved. [OH-GOS E3.29 HYL02101, LNCs. OVL]

                                   EXHIBIT A

BORROWER: Hyland Software, Inc.           LENDER:  KeyBank National Association
          18500 Lake Road, Suite A-50             127 Public Square
          Rocky River, OH 44116                    Clevaland, OH 44114

                                   [BAR CODE]

The Exhibit A is attached to and by this reference is made a part of each Deed of Trust or Mortgage, dated December 26, 2000, and executed in connection with a loan or other financial accommodations between KeyBank National Association and Hyland Software, Inc,.

THIS EXHIBIT A IS EXECUTED ON DECEMBER 26, 2000.

X CHRISTOPHER J. HYLAND, CFO                            X ______________________

LENDER:

KeyBank National Association


By: /s/ M.J. Bilardo
    ------------------
    Authorized Officer


LASER PRO, Reg. U.S. Pat. T.M. OH, Var 3.22(C) Concentrax 2000 All rights reserved. [OH-GOS E3.26 HYL02101.LN OS.OVL]